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                                                                   Exhibit 10.17

                                22 December 2004

                               BALFOUR BEATTY PLC

                                       and

                     MACQUARIE INFRASTRUCTURE (UK) LIMITED

                                       and

                             CONNECT M1-A1 LIMITED

                                       and

                          MACQUARIE YORKSHIRE LIMITED

                                       and

                      MACQUARIE INFRASTRUCTURE COMPANY LLC


              DEED OF NOVATION RELATING TO THE SECONDMENT AGREEMENT

Linklaters

One Silk Street
London EC2Y 8HQ

Telephone (44-20) 7456 2000
Facsimile (44-20) 7456 2222

Ref Alexander Currie
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THIS DEED is made on 22 December 2004 BETWEEN:

(1) BALFOUR BEATTY PLC (registered number 395826) whose registered office is at 130 Wilton Road, London, SW1V 1LQ (formerly BICC PLC) ("BB");

(2) MACQUARIE INFRASTRUCTURE (UK) LIMITED (registered number 1540913) whose registered office is at Level 29 and 30, 1 Ropemaker Street, London EC2Y 9HD (formerly Trafalgar House Corporate Development Limited) ("MIUK");

(3) CONNECT M1-A1 LIMITED (registered number 2999303) whose registered office is at 7th Floor, Saddlers House, Gutter Lane, London EC2V 6HS (formerly Yorkshire Link Limited) ("CONNECT"); and

(4) MACQUARIE YORKSHIRE LIMITED (registered number 4712996) whose registered office is at Level 29 and 30, 1 Ropemaker Street, London EC2Y 9HD ("MYL");

(5) MACQUARIE INFRASTRUCTURE COMPANY LLC whose principal executive office is at 600 Fifth avenue, 21st floor, 10020 NY, USA (formerly Macquarie Infrastructure Assets LLC) ("MICL" or the "Guarantor").

WHEREAS:

(A) BB, MIUK and Connect have entered into the Secondment Agreement (as defined in this Deed).

(B) Pursuant to a share purchase agreement entered into between Macquarie European Infrastructure PLC ("MEIP") and MICL on or around the date hereof, MEIP will sell and MICL will purchase the 5,000,000 ordinary shares owned by MEIP in MYL.

(C) MIUK therefore wishes to be released and discharged from the Secondment Agreement and the parties have agreed to the novation of the Secondment Agreement from MIUK to MYL.

(D) The Guarantor agrees to guarantee to MIUK and Connect the obligations of MYL under or pursuant to this Deed and the Replacement Secondment Agreement (as defined in this Deed).

(E) The Guarantor and BB have separately entered into a guarantee on or around the date hereof pursuant to which the Guarantor agrees to guarantee to BB, inter alia, the performance by MYL of its obligations under or pursuant to this Deed.

(F) Yorkshire Link Limited changed its name to Connect M1-A1 Limited on 2 June 2004.

IT IS AGREED

1    DEFINITIONS AND INTERPRETATION

     In this Deed the following expressions shall have the following meanings:

     "Continuing Parties": means BB and Connect;

     "Effective Date": means the date of this Deed;

     "Replacement Secondment Agreement": means the agreement to replace the Secondment Agreement as set out in Clause 2.1; and

     "Secondment Agreement": means the secondment agreement dated 26 March 1996 as amended and restated on 30 April 2003, between BB, Connect and MIUK.


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2    NOVATION

     With effect from the Effective Date:

     2.1 The Secondment Agreement shall be terminated and the Secondment Agreement shall be replaced by the Replacement Secondment Agreement, which shall be on identical terms to the Secondment Agreement save that:

          2.1.1 MYL shall be a party in place of MIUK;

          2.1.2 references to "Macquarie Infrastructure (UK) Limited (registered number 1540913) of Level 29 and 30, 1 Ropemaker Street, London EC2Y 9HD" shall be references to "Macquarie Yorkshire Limited (registered number 4712996) of Level 29 and 30, 1 Ropemaker Street, London EC2Y 9HD";

          2.1.3 from Recital (f) onwards references to "MIUK" shall be references to "MYL";

          2.1.4 from Clause 1 onwards references to "Macquarie European Infrastructure plc" shall be references to "Macquarie Infrastructure Company LLC"; and

          2.1.5 from Clause 1 onwards references to "MEIP" shall be references to "MICL".

          2.1.6 from Clause 1 onwards references to "YLL" shall be references to "Connect".

          2.1.7 references to "Yorkshire Link Limited of (registered number 2999303) whose registered office is at Level 29 and 30, 1 Ropemaker Street, London EC2Y 9HD" shall be references to "Connect M1-A1 Limited of (registered number 2999303) whose registered office is at Level 29 and 30, 1 Ropemaker Street, London EC2Y 9HD".

     2.2 MYL undertakes with the Continuing Parties, from the Effective Date, to accept, observe, perform, discharge and be bound by the Replacement Secondment Agreement.

     2.3 Notwithstanding the undertaking provided in Clause 2.2, nothing in this Deed shall:

          2.3.1 require MYL to perform any obligation created by or arising under the Secondment Agreement falling due for performance, or which should have been performed by MIUK, before the Effective Date; or

          2.3.2 make MYL liable for any act, neglect, default or omission in respect of the Secondment Agreement committed by MIUK occurring before the Effective Date.

     2.4 With effect from the Effective Date, the Continuing Parties agree to the substitution of the Replacement Secondment Agreement in place of the Secondment Agreement and accept MYL's undertaking in Clause 2.2 above to observe, perform, discharge and be bound by the Replacement Secondment Agreement.

     2.5 The Continuing Parties hereby release and discharge MIUK from all claims and demands from each of the Continuing Parties, and from each of its liabilities and obligations, howsoever arising under the Secondment Agreement to the extent assumed by MYL pursuant to this Deed and accept the like liabilities and obligations to them of MYL in place of MIUK under the Replacement Secondment Agreement.

     2.6 Notwithstanding Clause 2.5, nothing in this Deed shall affect or prejudice any claim or demand whatsoever which the Continuing Parties may have against MIUK in


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          relation to the Secondment Agreement and arising out of matters prior to the Effective Date.

     2.7 With effect from the Effective Date, MIUK hereby releases and discharges the Continuing Parties from all claims and demands by MIUK, and from each of their respective liabilities and obligations to MIUK, howsoever arising under the Secondment Agreement. Notwithstanding this undertaking and release, nothing in this Deed shall affect or prejudice any claim or demand whatsoever which MIUK may have against the Continuing Parties in relation to the Secondment Agreement and arising out of matters prior to the Effective Date.

3    INDEMNITY

     MIUK hereby undertakes to indemnify MYL in respect of all liabilities, losses, charges, costs, claims or demands incurred or made by MYL in relation to the Secondment Agreement and arising from acts or omissions of MIUK prior to the Effective Date.

4    GUARANTEE

     4.1 The Guarantor unconditionally and irrevocably guarantees to MIUK and Connect the due and punctual performance and observance by MYL of its obligations, commitments, undertakings, warranties and indemnities under or for breach of this Deed and the Replacement Secondment Agreement (the "Guaranteed Obligations").

     4.2 If and whenever MYL defaults for any reason whatsoever in the performance of any of the Guaranteed Obligations, the Guarantor shall forthwith upon demand unconditionally perform (or procure performance of) and satisfy (or procure satisfaction of) the Guaranteed Obligations in respect of which there has been default in the manner prescribed by this Deed and so that the same benefits shall be conferred on MIUK and Connect as they would have received if the Guaranteed Obligations had been duly performed and satisfied by MYL.

     4.3 This guarantee is a continuing guarantee and is to remain in force until all the Guaranteed Obligations have been performed or satisfied. This guarantee is in addition to and without prejudice to and not in substitution for any rights or security which MIUK and Connect may now or hereafter have or hold for the performance and observance of the Guaranteed Obligations.

     4.4 The liability of the Guarantor under this Clause 4 shall not be released or diminished by any variation of the Guaranteed Obligations or any forbearance, neglect or delay in seeking performance of the Guaranteed Obligations or any granting of time for such performance and shall not be affected or impaired by reason of any other fact or event which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release or a defence to a guarantor.

5    FURTHER ASSURANCE

     Each of the parties agrees to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by law or as may be necessary or reasonably desirable to implement and/or give effect to this Deed.


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6    COUNTERPARTS

     This Deed may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which is an original but all of which together constitute one and the same instrument.

7    NO RIGHTS UNDER CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

     A person who is not a party to this Deed shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of the terms of this Deed or the Replacement Secondment Agreement.

8    GOVERNING LAW

     8.1 This Deed and the relationship between the parties shall be governed by, and interpreted in accordance with English law.

     8.2 All parties agree that the Courts of England are to have exclusive jurisdiction to settle any dispute (including claims for set-off and counterclaim) which may arise in connection with the creation, validity, effect, interpretation or performance of, or the legal relationships established by this Deed or otherwise arising in connection with this Deed or the Replacement Secondment Agreement and for such purposes irrevocably submit to the jurisdiction of the English Courts.

     8.3 MICL shall at all times maintain an agent for service of process and any other documents in proceedings in England or any other proceedings in connection with this Deed or the Replacement Secondment Agreement. Such agent shall be MYL of Level 29 and 30, 1 Ropemaker Street, London EC2Y 9HD and any judgment or other notice of legal process shall be sufficiently served on MICL if delivered to such agent at its address for the time being. MICL agrees to inform each party in writing of any change of address of such process agent within 28 days of such change. If such process agent ceases to be able to act as such or to have an address in England, MICL irrevocably agrees to appoint a new process agent in England and to deliver to each party within 14 days a copy of a written acceptance of appointment by the process agent.

AS WITNESS this Deed has been executed by the parties hereto and is hereby delivered on the date first above written.


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EXECUTED and DELIVERED
as a DEED on behalf of
BALFOUR BEATTY PLC by

/s/ A. L. P. Rabin
-------------------------------------
Name: A. L. P. Rabin
      Director


/s/ C.R. O'N Pearson
-------------------------------------
Name: C.R. O'N Pearson
      Director / Secretary

EXECUTED and DELIVERED
as a DEED on behalf of
MACQUARIE INFRASTRUCTURE
(UK) LIMITED by


/s/ DAVID HARRISON
-------------------------------------
Name: DAVID HARRISON
      Director


/s/ ANNABELLE HELPS
-------------------------------------
Name: ANNABELLE HELPS
      Secretary


EXECUTED and DELIVERED
as a DEED on behalf of
CONNECT M1-A1 LIMITED by


/s/ DAVID HARRISON
-------------------------------------
Name: DAVID HARRISON
      Director


/s/ Ian Rylatt
-------------------------------------
Name: Ian Rylatt
      Director / Secretary


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EXECUTED and DELIVERED
as a DEED on behalf of
MACQUARIE YORKSHIRE
LIMITED by


/s/ Peter Antolik
-------------------------------------
Name: Peter Antolik
      Director


/s/ Annabelle Helps
-------------------------------------
Name: Annabelle Helps
      Secretary


EXECUTED and DELIVERED
as a DEED on behalf of
MACQUARIE INFRASTRUCTURE
COMPANY LLC by


/s/ Peter Stokes
-------------------------------------
Name(s): Peter Stokes

Authorised Signatory /
Signatories


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